1 Exhibit 99.1 PRESS RELEASE V2X Reports Strong Third Quarter Results with Record Revenue, Net Income, and Adjusted EBITDA1 Third Quarter Highlights  Record revenue of $1.08 billion, up 8% y/y  Indo-Pacific revenue growth of 31% y/y driven by increased demand  Operating income of $49.9 million; Adjusted operating income1 of $76.9 million  Record net income of $15.1 million, up $21.5 million y/y; Adjusted net income1 of $41.3 million, up 76% y/y  Record adjusted EBITDA1 of $82.7 million, up 28% y/y with a margin of 7.6%  Diluted EPS of $0.47; Adjusted diluted EPS1 of $1.29, up 77% y/y 2024 Guidance:  Raising full-year revenue and adjusted EPS1 guidance midpoint and reaffirming adjusted EBITDA and operating cash flow1 MCLEAN, Va., November 4, 2024 — V2X, Inc. (NYSE:VVX) announced third quarter 2024 financial results. “V2X reported strong third quarter results with record revenue, net income, and adjusted EBITDA1, driven by our continued alignment to well-funded critical missions and the ability to deliver capabilities at scale across the globe,” said Jeremy Wensinger, President and Chief Executive Officer of V2X. “Revenue increased 8% year-over- year and adjusted EBITDA1 increased 28% year-over-year, reflecting strong program performance. Adjusted net income1 increased 76% year-over-year and adjusted diluted EPS1 increased 77% year-over-year.” Mr. Wensinger continued, “During the third quarter we demonstrated continued growth in the Indo-Pacific region with revenue increasing 31% year-over-year. This performance was tied to the DoD’s continued focus on enhancing U.S. readiness in the region. We are seeing additional opportunities for growth in the region that align to improving the capacity and capabilities of U.S. allies and our partners.” “Our full spectrum capabilities across the mission lifecycle serve as a differentiator. The fact that we are with our customers across the globe at every phase of mission execution, gives us prodigious knowledge, allowing us to deliver best of breed cost effective solutions that are enhancing outcomes. This unique position is yielding results with V2X securing approximately $5 billion of awards in the third quarter. This includes the $3.7 billion Warfighter-Training Readiness Solutions (W-TRS) award that represents a milestone win for V2X. We delivered a technology enabled solution that was compelling and will ensure every Army soldier has the tools necessary to

2 conduct accurate training preparing them for whenever called upon to deploy. These wins validate our strong positioning in the marketplace and are expected to contribute to our financial performance for years to come.” Mr. Wensinger concluded, “I believe there is additional opportunity to build on our momentum through further optimization of our business. This includes enhancing the breadth and depth of our pipeline as a result of the collective capabilities. W-TRS is a great example of a solution that leveraged the collective capabilities. We are building on that success to expand our addressable markets in all areas of the company. We are investing in this expanded pipeline to ensure we address opportunities with talent and solutions that will differentiate V2X offerings.” Third Quarter 2024 Results “V2X reported record revenue of $1.08 billion in the quarter, which represents 8% year-over-year growth,” said Shawn Mural, Senior Vice President and Chief Financial Officer. “We continued to deliver double digit revenue growth in the Indo-Pacific (31% year-over-year) and Middle East (13% year-over-year) regions, which was achieved through continued expansion of existing business as well as new programs. “For the quarter, the Company reported operating income of $49.9 million and adjusted operating income1 of $76.9 million. V2X delivered record adjusted EBITDA1, increasing 28% year-over-year to $82.7 million, with a margin of 7.6%, reflecting our expected second half program performance. Third quarter GAAP diluted EPS was $0.47. Adjusted diluted EPS1 for the quarter increased 77% year-over-year to $1.29.” “Third quarter net cash provided by operating activities was $62.7 million. Adjusted net cash provided by operating activities1 increased 35% year-over-year to $130.1 million. On a year-to-date basis, net cash provided by operating activities was $31.1 million. Adjusted net cash used by operating activities1 was $7.2 million.” “At the end of the quarter, net debt for V2X was $1,089 million. Net leverage ratio1 was 3.27x, improving 0.29x sequentially. We continue to demonstrate progress on debt paydown and remain on track to be at or below a net leverage ratio of 3.0x, by the end of 2024.” “Total backlog as of September 27, 2024, was $12.2 billion. Funded backlog was $3.0 billion. Book-to-bill in the quarter was approximately 1.0x. Backlog does not include the full contract value associated with recent awards.” 2024 Guidance Mr. Mural concluded, “Given our strong performance through the first nine-months of the year we are updating our total year guidance.” Guidance for 2024 is as follows:

3 $ millions, except for per share amounts Prior 2024 Guidance Updated 2024 Guidance Revenue $4,175 $4,275 $4,225 $4,275 Adjusted EBITDA1 $300 $315 $300 $315 Adjusted Diluted Earnings Per Share1 $3.85 $4.20 $3.95 $4.20 Adjusted Net Cash Provided by Operating Activities1 $145 $165 $145 $165 The Company is not providing a quantitative reconciliation with respect to the foregoing forward-looking non- GAAP measures in reliance on the “unreasonable efforts” exception set forth in SEC rules because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. For example, unusual, one-time, non-ordinary, or non-recurring costs, which relate to M&A, integration and related activities cannot be reasonably estimated. Forward-looking statements are based upon current expectations and are subject to factors that could cause actual results to differ materially from those suggested here, including those factors set forth in the Safe Harbor Statement below. Third Quarter Conference Call Management will conduct a conference call with analysts and investors at 4:30 p.m. ET on Monday, November 4, 2024. U.S.-based participants may dial in to the conference call at 877-506-6380, while international participants may dial 412-542-4198. A live webcast of the conference call as well as an accompanying slide presentation will be available here: https://app.webinar.net/8eqdGbMZ6Xa A replay of the conference call will be posted on the V2X website shortly after completion of the call and will be available for one year. A telephonic replay will also be available through November 18, 2024, at 844-512-2921 (domestic) or 412-317-6671 (international) with passcode 10193464. Presentation slides that will be used in conjunction with the conference call will also be made available online in advance on the “investors” section of the company’s website at https://gov2x.com. V2X recognizes its website as a key channel of distribution to reach public investors and as a means of disclosing material non-public information to comply with its obligations under the U.S. Securities and Exchange Commission (“SEC”) Regulation FD. Footnotes: 1 See "Key Performance Indicators and Non-GAAP Financial Measures" for descriptions and reconciliations.

4 About V2X V2X builds innovative solutions that integrate physical and digital environments by aligning people, actions, and technology. V2X is embedded in all elements of a critical mission's lifecycle to enhance readiness, optimize resource management, and boost security. The company provides innovation spanning national security, defense, civilian, and international markets. With a global team of approximately 16,000 professionals, V2X enables mission success by injecting AI and machine learning capabilities to meet today's toughest challenges across all operational domains. Investor Contact Media Contact Mike Smith, CFA Angelica Spanos Deoudes IR@goV2X.com Communications@goV2X.com 719-637-5773 571-338-5195 Safe Harbor Statement Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the "Act"): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include, but are not limited to, all the statements and items listed under "2024 Guidance" above and other assumptions contained therein for purposes of such guidance, other statements about our 2024 performance outlook, revenue, contract opportunities, and any discussion of future operating or financial performance. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “could,” “potential,” “continue” or similar terminology. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Forward-looking statements in this press release, include, but are not limited to our discussion regarding the Army and its capabilities; our future performance and capabilities; investing in the expanded pipeline; future net leverage ratio; and our belief in our ability to achieve our updated total year guidance. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside our management’s control, which could cause actual results to differ materially from the results discussed in the forward-looking statements. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. For a discussion of some of the risks and uncertainties that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

5 V2X, INC. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (UNAUDITED) Three Months Ended Nine Months Ended September 27, September 29, September 27, September 29, (In thousands, except per share data) 2024 2023 2024 2023 Revenue $ 1,081,656 $ 1,001,507 $ 3,164,403 $ 2,922,819 Cost of revenue 990,220 930,828 2,928,858 2,685,910 Selling, general, and administrative expenses 41,549 49,640 127,901 151,021 Operating income 49,887 21,039 107,644 85,888 Loss on extinguishment of debt — — (1,998) (22,052) Interest expense, net (27,152) (30,252) (83,533) (93,946) Other expense, net (3,198) (2,024) (9,566) (2,335) Income (loss) from operations before income taxes 19,537 (11,237) 12,547 (32,445) Income tax expense (benefit) 4,486 (4,837) 2,896 (10,364) Net income (loss) $ 15,051 $ (6,400) $ 9,651 $ (22,081) Earnings (loss) per share Basic $ 0.48 $ (0.21) $ 0.31 $ (0.71) Diluted $ 0.47 $ (0.21) $ 0.30 $ (0.71) Weighted average common shares outstanding - basic 31,550 31,179 31,458 31,048 Weighted average common shares outstanding - diluted 31,973 31,179 31,921 31,048

6 V2X, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) September 27, December 31, (In thousands, except per share data) 2024 2023 Assets Current assets Cash, cash equivalents and restricted cash $ 59,857 $ 72,651 Receivables 766,399 705,995 Prepaid expenses and other current assets 156,042 96,223 Total current assets 982,298 874,869 Property, plant, and equipment, net 65,746 85,429 Goodwill 1,652,855 1,656,926 Intangible assets, net 345,712 407,530 Right-of-use assets 33,370 41,215 Other non-current assets 46,124 15,931 Total non-current assets 2,143,807 2,207,031 Total Assets $ 3,126,105 $ 3,081,900 Liabilities and Shareholders' Equity Current liabilities Accounts payable $ 538,225 $ 453,052 Compensation and other employee benefits 115,569 158,088 Short-term debt 16,878 15,361 Other accrued liabilities 235,379 213,700 Total current liabilities 906,051 840,201 Long-term debt, net 1,096,865 1,100,269 Deferred tax liabilities 12,313 11,763 Operating lease liabilities 29,590 34,691 Other non-current liabilities 78,725 104,176 Total non-current liabilities 1,217,493 1,250,899 Total liabilities 2,123,544 2,091,100 Commitments and contingencies (Note 7) Shareholders' Equity Preferred stock; $0.01 par value; 10,000,000 shares authorized; No shares issued and outstanding — — Common stock; $0.01 par value; 100,000,000 shares authorized; 31,556,556 and 31,191,628 shares issued and outstanding as of September 27, 2024 and December 31, 2023, respectively 316 312 Additional paid in capital 766,690 762,324 Retained earnings 240,502 230,851 Accumulated other comprehensive loss (4,947) (2,687) Total shareholders' equity 1,002,561 990,800 Total Liabilities and Shareholders' Equity $ 3,126,105 $ 3,081,900

7 V2X, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Nine Months Ended September 27, September 29, (In thousands) 2024 2023 Operating activities Net income (loss) $ 9,651 $ (22,081) Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation expense 16,442 16,532 Amortization of intangible assets 68,252 67,818 Amortization of cloud computing arrangements 2,073 213 Impairment of non-operating long-lived asset 2,192 — Loss on disposal of property, plant, and equipment 1,170 625 Stock-based compensation 12,874 26,809 Deferred taxes 72 (9,887) Amortization of debt issuance costs 5,717 6,875 Loss on extinguishment of debt 1,998 22,052 Changes in assets and liabilities: Receivables (25,614) 9,647 Other assets (70,827) 7,916 Accounts payable 66,101 28,094 Compensation and other employee benefits (42,417) (28,620) Other liabilities (16,581) 9,182 Net cash provided by operating activities 31,103 135,175 Investing activities Purchases of capital assets (10,700) (16,559) Proceeds from the disposition of assets 14 16 Acquisitions of businesses (16,939) — Distribution from joint venture — 834 Net cash used in investing activities (27,625) (15,709) Financing activities Proceeds from issuance of long-term debt — 250,000 Repayments of long-term debt (7,669) (428,763) Proceeds from revolver 1,009,250 719,750 Repayments of revolver (1,009,250) (669,750) Proceeds from stock awards and stock options 154 7 Payment of debt issuance costs (1,188) (7,507) Prepayment premium on early redemption of debt — (1,600) Payments of employee withholding taxes on stock-based compensation (8,036) (17,871) Net cash used in financing activities (16,739) (155,734) Exchange rate effect on cash 467 (1,540) Net change in cash, cash equivalents and restricted cash (12,794) (37,808) Cash, cash equivalents and restricted cash - beginning of period 72,651 116,067 Cash, cash equivalents and restricted cash - end of period $ 59,857 $ 78,259 Supplemental disclosure of cash flow information: Interest paid $ 74,774 $ 89,635 Income taxes paid $ 9,167 $ 5,242 Purchase of capital assets on account $ 90 $ 2,882

8 Key Performance Indicators and Non-GAAP Measures The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. Management believes that these financial performance measures are the primary drivers for our earnings and net cash from operating activities. Management evaluates its contracts and business performance by focusing on revenue, and operating income. Operating income represents revenue less both cost of revenue and selling, general and administrative (SG&A) expenses. Cost of revenue consists of labor, subcontracting costs, materials, and an allocation of indirect costs, which includes service center transaction costs. SG&A expenses consist of indirect labor costs (including wages and salaries for executives and administrative personnel), bid and proposal expenses and other general and administrative expenses not allocated to cost of revenue. We manage the nature and amount of costs at the program level, which forms the basis for estimating our total costs and profitability. This is consistent with our approach for managing our business, which begins with management's assessing the bidding opportunity for each contract and then managing contract profitability throughout the performance period. In addition to the key performance measures discussed above, we consider adjusted net income, adjusted diluted earnings per share, adjusted operating income, adjusted EBITDA, adjusted EBITDA margin, and adjusted operating cash flow to be useful to management and investors in evaluating our operating performance, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. We provide this information to our investors in our earnings releases, presentations, and other disclosures. Adjusted net income, adjusted diluted earnings per share, adjusted operating income, adjusted EBITDA, adjusted EBITDA margin, and adjusted net cash provided by (used in) operating activities, however, are not measures of financial performance under GAAP and should not be considered a substitute for financial measures determined in accordance with GAAP. Definitions and reconciliations of these items are provided below. • Adjusted operating income is defined as operating income, adjusted to exclude items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration, and related costs. • Adjusted EBITDA is defined as operating income, adjusted to exclude depreciation and amortization of intangible assets, and items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration, and related costs.

9 • Adjusted EBITDA margin is defined as adjusted EBITDA divided by revenue. • Adjusted net income is defined as net income, adjusted to exclude items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration and related costs, amortization of acquired intangible assets, amortization of debt issuance costs, and loss on extinguishment of debt. • Adjusted diluted earnings per share is defined as adjusted net income divided by the weighted average diluted common shares outstanding. • Cash interest expense, net is defined as interest expense, net adjusted to exclude amortization of debt issuance costs. • Adjusted net cash provided by (used in) operating activities or adjusted operating cash flow is defined as net cash provided by (or used in) operating activities adjusted to exclude infrequent non-operating items, such as M&A payments and related costs. • Net leverage ratio is defined as net debt (or total debt less unrestricted cash) divided by trailing twelve- month (TTM) bank EBITDA.

Non-GAAP Tables

($K, except per share data)	Three Months Ended		Nine Months Ended	
	September 27, 2024	September 29, 2023	September 27, 2024	September 29, 2023
Revenue	$ 1,081,656	$ 1,001,507	$ 3,164,403	$ 2,922,819
Net income (loss)	$ 15,051	$ (6,400)	$ 9,651	$ (22,081)
Plus:				
Income tax expense (benefit)	4,486	(4,837)	2,896	(10,364)
Other expense, net	3,198	2,024	9,566	2,335
Interest expense, net	27,152	30,252	83,533	93,946
Loss on extinguishment of debt	—	—	1,998	22,052
Operating income	$ 49,887	$ 21,039	$ 107,644	$ 85,888
Plus:				
Amortization of intangible assets	22,727	22,607	68,252	67,818
M&A, integration and related costs	4,319	15,824	29,644	41,565
Adjusted operating income	$ 76,933	$ 59,470	$ 205,540	$ 195,271
Plus:				
Depreciation and CCA amortization	5,759	5,206	18,515	16,532
Adjusted EBITDA	$ 82,692	$ 64,676	$ 224,055	$ 211,803
Adjusted EBITDA margin	7.6 %	6.5 %	7.1 %	7.2 %
Minus:				
Cash interest expense, net	25,598	28,069	77,816	87,071
Income tax expense, as adjusted	6,887	5,937	24,187	26,329
Depreciation and CCA amortization	5,759	5,206	18,515	16,532
Other expense, net, as adjusted	3,198	2,024	7,373	2,335
Adjusted net income	$ 41,250	$ 23,440	$ 96,163	$ 79,536

($K, except per share data)	Three Months Ended		Nine Months Ended	
	September 27, 2024	September 29, 2023	September 27, 2024	September 29, 2023
Diluted earnings (loss) per share	$ 0.47	$ (0.21)	$ 0.30	$ (0.71)
Plus:				
M&A, integration and related costs	0.14	0.37	0.75	0.97
Amortization of intangible assets	0.63	0.52	1.72	1.58
Amortization of debt issuance costs and Loss on extinguishment of debt	0.05	0.05	0.19	0.67
FMV land impairment	0.00	$ —	0.06	$ —
Adjusted diluted earnings per share	$ 1.29	$ 0.73	$ 3.01	$ 2.51
Average shares outstanding:				
Basic, as reported	31,550	31,179	31,458	31,048
Diluted, as reported	31,973	31,179	31,921	31,048
Adjusted diluted	31,973	31,761	31,921	31,520

($K)	Three Months Ended		Nine Months Ended	
	September 27, 2024	September 29, 2023	September 27, 2024	September 29, 2023
Net cash provided by operating activities	62,654	57,035	31,103	135,175
Plus:				
M&A, integration, CARES Act, and related payments	13,009	11,854	25,044	34,248
MARPA facility activity	54,471	27,168	(63,348)	(85,832)
Adjusted operating cash flow	130,134	96,057	(7,201)	83,591

10

11 1Additional permitted add-backs includes among other items, non-cash losses like loss on extinguishment of debt and/or lease impairments, stock compensation, transaction and integration related costs, and pro forma cost savings. ($K) TTM September 27, 2024 Net income (loss) 9,159$ Plus: Interest expense, net 112,030 Income tax expense 11,315 Depreciation and amortization 115,248 Additional permitted add-backs1 85,707 TTM Bank EBITDA 333,458$ ($K, except ratio) Period Ending September 27, 2024 Total debt 1,146,490$ Cash, cash equivalents and restricted cash 59,857$ Less: Restricted cash (2,117) Cash and cash equivalents 57,740$ Net debt 1,088,750$ TTM bank EBITDA 333,458$ Net leverage ratio 3.27x

SUPPLEMENTAL INFORMATION

Revenue by client branch, contract type, contract relationship, and geographic region for the periods presented below was as follows:

Revenue by Client

	Three Months Ended			Nine Months Ended		
(In thousands)	September 27, 2024	September 29, 2023	% Change	September 27, 2024	September 29, 2023	% Change
Army	$ 455,877	$ 412,841	10.4 %	$ 1,345,997	$ 1,196,843	12.5 %
Navy	366,217	311,088	17.7 %	1,037,425	896,976	15.7 %
Air Force	121,863	134,728	(9.5)%	367,899	418,710	(12.1)%
Other	137,699	142,850	(3.6)%	413,082	410,290	0.7 %
Total revenue	$ 1,081,656	$ 1,001,507		$ 3,164,403	$ 2,922,819	

Revenue by Contract Type

	Three Months Ended			Nine Months Ended		
(In thousands)	September 27, 2024	September 29, 2023	% Change	September 27, 2024	September 29, 2023	% Change
Cost-plus and cost-reimbursable	$ 649,925	$ 570,402	13.9 %	$ 1,850,584	$ 1,589,619	16.4 %
Firm-fixed-price	403,132	402,219	0.2 %	1,229,565	1,237,110	(0.6)%
Time-and-materials	28,599	28,886	(1.0)%	84,254	96,090	(12.3)%
Total revenue	$ 1,081,656	$ 1,001,507		$ 3,164,403	$ 2,922,819	

Revenue by Contract Relationship

	Three Months Ended			Nine Months Ended		
(In thousands)	September 27, 2024	September 29, 2023	% Change	September 27, 2024	September 29, 2023	% Change
Prime contractor	$ 1,021,497	$ 945,669	8.0 %	$ 2,972,773	$ 2,740,908	8.5 %
Subcontractor	60,159	55,838	7.7 %	191,630	181,911	5.3 %
Total revenue	$ 1,081,656	$ 1,001,507		$ 3,164,403	$ 2,922,819	

Revenue by Geographic Region

	Three Months Ended			Nine Months Ended		
(In thousands)	September 27, 2024	September 29, 2023	% Change	September 27, 2024	September 29, 2023	% Change
United States	$ 604,872	$ 571,405	5.9 %	$ 1,728,480	$ 1,698,689	1.8 %
Middle East	346,527	305,918	13.3 %	1,050,888	866,122	21.3 %
Asia	82,907	63,259	31.1 %	236,371	193,109	22.4 %
Europe	47,350	60,925	(22.3)%	148,664	164,899	(9.8)%
Total revenue	$ 1,081,656	$ 1,001,507		$ 3,164,403	$ 2,922,819	

Source: V2X, Inc.

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